UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2010

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of 2010 Annual Stockholders’ Meeting

On April 27, 2010, State Bancorp, Inc. (the “Company”) held its Annual Stockholders’ Meeting (the “Meeting”).  As of the record date there were a total of 16,489,587 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 14,153,858 shares of common stock were represented in person or by proxy, therefore a quorum was present.  Three proposals were presented and voted on and the preliminary results were reported at the Meeting.  Set forth below are the final results for all proposals.

First Proposal – Election of Directors

The following directors were elected to a one year term by the affirmative vote of a majority of the votes cast for and withheld from the election of nominees by the shares of common stock present in person or by proxy and entitled to vote at the Meeting.

Nominee	For	Withheld	Abstained	Broker non-vote
Arthur Dulik, Jr.	11,042,437	341,358	191,018	2,579,045
Richard J. Lashley	10,094,398	1,358,220	122,195	2,579,045
Thomas M. O’Brien	10,967,339	314,550	292,924	2,579,045

The following directors continue to serve on the Board:  Thomas E. Christman, Nicos Katsoulis, John J. LaFalce, John F. Picciano, Suzanne Rueck, Andrew J. Simons and Jeffrey Wilks.

Second Proposal – Ratification of the Appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

For:   13,934,548
Against:   162,666
Abstained:   56,644
Broker non-votes: 0

The Proposal was approved by the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Meeting.  The proposal therefore passed.

Third Proposal – Ratification on a non-binding basis of the Company’s 2009 compensation program for its Named Officers.

For:  13,322,836
Against:  713,588
Abstained:  117,434
Broker non-votes: 0

The Proposal was approved by the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Meeting.  The proposal therefore passed.

A stockholder proposal regarding the right to call special meetings of stockholders was not properly presented at the Meeting and thus was not voted upon.  Neither Mr. Kenneth Steiner, the stockholder who submitted the proposal for a vote of all stockholders, nor his qualified representative, was in attendance at the meeting to present the proposal, which is required by federal securities laws for the proposal to be properly presented for a stockholder vote.

ITEM 8.01           OTHER EVENTS

Declaration of Quarterly Dividend

At its April 27, 2010 Board meeting, the Company’s Board of Directors declared a cash dividend of $0.05 per share to be paid on June 16, 2010 to stockholders of record as of May 21, 2010.  The press release announcing such declaration is filed herewith as Exhibit 99.1.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibit is filed as part of this report.

Exhibit 99.1   Press release issued by the Company on April 27, 2010 announcing the declaration of a cash dividend of $0.05 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2010	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press release of the Company dated April 27, 2010